Exhibit 99.1

Entegris Reports Third-Quarter Results

•	Quarterly revenue of $273 million

•	GAAP net loss of $1 million, or $0.01 per diluted share; Non-GAAP net incomeof $29 million, or $0.21 per diluted share

•	Operating margin of 2 percent; Adjusted operating margin of 18 percent

•	Repaid $25 million of long-term debt

BILLERICA, Mass., October 28, 2014 – Entegris Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s third quarter ended September 27, 2014.

The Company recorded third-quarter sales of $273.1 million. Third-quarter net loss of $1.1 million, or $0.01 per diluted share, included amortization of intangible assets of $13.1 million and aggregated acquisition and integration-related costs of $31.2 million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $28.8 million, or $0.21 per diluted share.

For the first nine months of fiscal 2014, sales were $690.4 million. Net loss for the first nine months of 2014 was $1.4 million which included amortization of intangible assets of $24.9 million and aggregated acquisition and integration-related costs of $99.1 million associated with the acquisition of ATMI, Inc. Non-GAAP earnings per share for the first nine months of 2014 were $0.52 per diluted share versus $0.42 per diluted share a year ago.

Bertrand Loy, president and chief executive officer, said: “We had solid execution in the third quarter, which reflected the first full quarter of ATMI results. Business trends reflected seasonal semiconductor demand patterns with some pockets of strength, particularly in Taiwan. As the industry continues to develop the next generation technologies to power the new wave of mobile, computing, and the “Internet of Things” devices, we are leveraging the breadth of our materials and critical materials handling solutions to help our customers improve their yields and time to yield.”

Mr. Loy added: “We are pleased with our third-quarter operating performance. Our adjusted operating margin of 18.3 percent exceeded our target model, and we generated strong cash flow from operations of $68 million. As a result, our cash balances grew $24 million during the quarter, net of repaying $25 million of our long-term debt. The integration with ATMI is progressing well and we are ahead of our schedule for realizing the $30 million of the targeted annualized cost synergies.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q3-2014	Q3-2013	Q2-2014
Net sales	$273,054	$164,585	$251,578
Operating income (loss)	$5,368	$23,909	$(23,368)
Operating margin	2.0%	14.5%	(9.3)%
Net (loss) income	$(1,068)	$17,807	$(14,669)
(Loss) earnings per share (EPS)	$(0.01)	$0.13	$(0.11)

Non-GAAP adjusted operating income	$49,886	$24,439	$47,180
Adjusted operating margin	18.3%	14.8%	18.8%
Non-GAAP net income	$28,823	$18,886	$27,432
Non-GAAP EPS	$0.21	$0.14	$0.20

Fourth-Quarter Outlook

For the fiscal fourth quarter ending December 31, 2014 the Company expects sales of $260 million to $275 million, net income of $7 million to $15 million, and net income per diluted share between $0.05 to $0.11 per share. On a non-GAAP basis, EPS is expected to range from $0.15 to $0.21 per diluted share, which reflects net income on a non-GAAP basis in the range of $21 million to $29 million, which is adjusted for expected amortization expense of approximately $13 million, and integration expense of approximately $7 million totaling approximately $20 million or $0.10 per share.

Segment Results

As a result of management and organizational changes in the second quarter of fiscal 2014, the Company is reporting its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Third-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the third quarter on Tuesday, October 28, 2014, at 10:00 a.m. Eastern Time. Participants should dial 719-325-2138 or toll-free 888-293-6960, referencing confirmation code 1959885. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting October 28, 2014 at 1:00 p.m. (ET) until December 11, 2014. The replay can be accessed by using passcode 1959885 after dialing 719-457-0820 or 888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statement of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the three months ended

September 28, 2013 and the three months ended June 28, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the three months ended September 27, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the three months ended September 27, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” “Risks Related to Owning Our Securities,” and “Risks Related to the Pending Merger with ATMI, Inc.” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2013, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	Sept. 27, 2014	Sept. 28, 2013	June 28, 2014
Net sales	$273,054	$164,585	$251,578
Cost of sales	174,311	94,453	162,910

Gross profit	98,743	70,132	88,668
Selling, general and administrative expenses	55,820	31,746	82,347
Engineering, research and development expenses	24,427	13,947	21,581
Amortization of intangible assets	13,128	2,343	9,390
Contingent consideration fair value adjustment	—	(1,813)	(1,282)

Operating (loss) income	5,368	23,909	(23,368)
Interest expense (income), net	10,096	(19)	12,345
Other expense (income), net	110	982	1,351

(Loss) income before income taxes and equity in net loss of affiliates	(4,838)	22,946	(37,064)
Income tax (benefit) expense	(3,810)	5,139	(22,445)
Equity in net loss of affiliates	40	—	50

Net (loss) income	$(1,068)	$17,807	$(14,669)

Basic net (loss) income per common share:	$(0.01)	$0.13	$(0.11)
Diluted net (loss) income per common share:	$(0.01)	$0.13	$(0.11)

Weighted average shares outstanding:
Basic	139,480	138,904	139,238
Diluted	139,480	139,482	139,238

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine months ended
	September 27, 2014	September 28, 2013
Net sales	$690,436	$507,199
Cost of sales	431,673	292,369

Gross profit	258,763	214,830
Selling, general and administrative expenses	172,954	99,564
Engineering, research and development expenses	61,698	39,547
Amortization of intangible assets	24,854	6,989
Contingent consideration fair value adjustment	(1,282)	(1,813)

Operating income	539	70,543
Interest expense (income), net	22,247	(154)
Other expense (income), net	1,639	(1,141)

(Loss) income before income taxes and equity in net loss of affiliates	(23,347)	71,838
Income tax (benefit) expense	(22,012)	17,853
Equity in net loss of affiliates	90	—

Net (loss) income	$(1,425)	$53,985

Basic net (loss) income per common share:	$(0.01)	$0.39
Diluted net (loss) income per common share:	$(0.01)	$0.39

Weighted average shares outstanding:
Basic	139,215	139,061
Diluted	139,215	139,688

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 27, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$390,493	$384,426
Short-term investments	7,930	—
Accounts receivable, net	175,087	101,873
Inventories	164,601	94,074
Deferred tax assets, deferred tax charges and refundable income taxes	23,450	20,844
Other current assets	21,335	11,088

Total current assets	782,896	612,305

Property, plant and equipment, net	316,385	186,440

Goodwill	336,252	12,274
Intangible assets	322,282	43,509
Deferred tax assets – non-current	1,964	12,039
Other assets	35,441	8,727

Total assets	$1,795,220	$875,294

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$4,600	$—
Accounts payable	67,095	38,396
Accrued liabilities	93,992	48,816
Income tax payable and deferred tax liabilities	7,601	10,373

Total current liabilities	173,288	97,585

Long-term debt, excluding current maturities	788,249	—
Other liabilities	75,406	20,866
Shareholders’ equity	758,277	756,843

Total liabilities and shareholders’ equity	$1,795,220	$875,294

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Operating activities:
Net (loss) income	$(1,068)	$17,807	$(1,425)	$53,985
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,130	7,205	33,005	21,812
Amortization	13,128	2,343	24,854	6,989
Stock-based compensation expense	2,358	2,090	6,513	5,859
Charge for fair value mark-up of acquired inventory sold	24,293	—	48,586	—
Provision for deferred income taxes	(3,315)	1,404	(28,782)	3,282
Other	2,129	(16)	7,036	866

Changes in operating assets and liabilities:

Trade accounts and notes receivable	2,970	2,763	(21,299)	(16,722)
Inventories	(1,075)	580	(8,078)	(2,555)
Accounts payable and accrued liabilities	15,330	4,389	27,929	(970)
Income taxes payable and refundable income taxes	(4,653)	(2,285)	(3,153)	5,239
Other	3,524	(3,842)	6,034	(3,092)

Net cash provided by operating activities	67,751	32,438	91,220	74,693

Investing activities:
Acquisition of property and equipment	(15,068)	(14,899)	(44,013)	(49,030)
Acquisition of business, net of cash acquired	(450)	—	(809,390)	(13,358)
Proceeds from maturities of short-term investments	2,977	—	8,888	20,000
Other	162	141	(6,957)	6,688

Net cash used in investing activities	(12,379)	(14,758)	(851,472)	(35,700)

Financing activities:
Payments on long-term debt	(25,000)	—	(62,500)	—
Proceeds from long-term debt	—	—	855,200	—
Payments for debt issue costs	—	—	(20,747)	—
Issuance of common stock	1,202	345	1,705	6,667
Taxes paid related to net share settlement of equity awards	(259)	—	(2,292)	—
Repurchase and retirement of common stock	—	(5,444)	—	(14,826)
Other	(64)	184	765	1,125

Net cash (used in) provided by financing activities	(24,121)	(4,915)	772,131	(7,034)

Effect of exchange rate changes on cash	(7,741)	2,606	(5,812)	(3,596)

Increase in cash and cash equivalents	23,510	15,371	6,067	28,363
Cash and cash equivalents at beginning of period	366,983	343,411	384,426	330,419

Cash and cash equivalents at end of period	$390,493	$358,782	$390,493	$358,782

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Nine months ended
Net sales	September 27, 2014	September 28, 2013	June 28, 2014	September 27, 2014	September 28, 2013
Critical Materials Handling	$165,368	$145,601	$176,820	$487,757	$449,534
Electronic Materials	107,686	18,984	74,758	202,679	57,665

Total net sales	$273,054	$164,585	$251,578	$690,436	$507,199

	Three months ended			Nine months ended
Segment profit	September 27, 2014	September 28, 2013	June 28, 2014	September 27, 2014	September 28, 2013
Critical Materials Handling	$35,520	$31,616	$41,069	$107,115	$96,727
Electronic Materials	33,316	4,064	22,708	59,728	12,417

Total segment profit	68,836	35,680	63,777	166,843	109,144
Charge for fair value mark-up of acquired inventory	24,293	—	24,293	48,586	—
Amortization of intangibles	13,128	2,343	9,390	24,854	6,989
Contingent consideration fair value adjustment	—	(1,813)	(1,282)	(1,282)	(1,813)

Unallocated expenses	26,047	11,241	54,744	94,146	33,425

Total operating income (loss)	$5,368	$23,909	(23,368)	$539	$70,543

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Three Months Ended
Segment Net Sales (a)	September 27, 2014 As Reported	September 28, 2013 Pro Forma(1)	June 28, 2014 Pro Forma(1)
Critical Materials Handling	$165,368	$157,207	$179,072
Electronic Materials	107,686	94,592	101,548

Total segment net sales	$273,054	$251,799	$280,620

Segment profit (b)
Critical Materials Handling	$35,520	$35,582	$42,054
Electronic Materials	33,316	24,120	28,900

Total segment profit	$68,836	$59,702	$70,954

(1)	The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended September 28, 2013 and June 28, 2014 in the following footnotes.

(a)	The above pro forma segment sales include amounts for the quarters ended September 28, 2013 and June 28, 2014 representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI prior to the merger were $11.6 million and $2.3 million for the quarters ended September 28, 2013 and June 28, 2014, respectively. EM sales made by ATMI, Inc. prior to the merger were $ 75.6 million and $ 26.8 million for the quarters ended September 28, 2013 and June 28, 2014, respectively.
(b)	The above pro forma segment profit figures include amounts for the quarters ended September 28, 2013 and June 28, 2014 representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH segment profits by ATMI, Inc. prior to the merger were $4.0 million and $1.0 million for the quarters ended September 28, 2013 and June 28, 2014, respectively. EM segment profits by ATMI, Inc. prior to the merger were $20.1 million and $6.2 million for the quarters ended September 28, 2013 and June 28, 2014, respectively.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended September 27, 2014			Nine months ended September 27, 2014
	U.S. GAAP	Adjustments	Non-GAAP	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$273,054	$—	$273,054	$690,436	$—	$690,436
Cost of sales (a)	174,311	(24,293)	150,018	431,673	(48,586)	383,087

Gross profit	98,743	24,293	123,036	258,763	48,586	307,349
Selling, general and administrative expenses (b)	55,820	(7,097)	48,723	172,954	(46,525)	126,429
Engineering, research and development expenses	24,427	—	24,427	61,698	—	61,698
Amortization of intangible assets (c)	13,128	(13,128)	—	24,854	(24,854)	—
Contingent consideration fair value adjustment (d)	—	—	—	(1,282)	1,282	—

Operating income	5,368	44,518	49,886	539	118,683	119,222
Interest expense, net (e)	10,096	—	10,096	22,247	(3,951)	18,296
Other expense, net (f)	110	142	252	1,639	(70)	1,569

(Loss) income before income taxes	(4,838)	44,376	39,538	(23,347)	122,704	99,357
Income tax (benefit) expense (g)	(3,810)	14,485	10,675	(22,012)	48,374	26,362
Equity in net loss of affiliates	40	—	40	90	—	90

Net (loss) income	$(1,068)	$29,891	$28,823	$(1,425)	$74,330	$72,905

Basic (loss) income per common share:	$(0.01)	$0.21	$0.21	$(0.01)	$0.53	$0.52
Diluted (loss) income per common share:	$(0.01)	$0.21	$0.21	$(0.01)	$0.53	$0.52
Weighted average shares outstanding:
Basic	139,480	139,480	139,480	139,215	139,215	139,215
Diluted	139,480	140,193	140,193	139,215	139,939	139,939

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

a)	Cost of sales for the three and nine months ended September, 2014 is adjusted for $24.3 million and $48.6 million, respectively, charge for fair value mark-up of acquired ATMI, Inc. (ATMI) inventory sold.
b)	Selling, general and administrative expense for the three and nine months ended September 27, 2014 is adjusted for $7.1 million and $46.5 million, respectively, for deal costs, integration costs, and transaction-related costs related to the ATMI, Inc. acquisition.
c)	Amortization expense for the three and nine months ended September 27, 2014 is adjusted for $13.1 million and $24.9 million, respectively, for amortization expense related to the ATMI and prior acquisitions.
d)	Contingent consideration fair value adjustments for the nine months ended September 27, 2014 is adjusted for $1.3 million for a gain associated with the contingent consideration fair value adjustment.
e)	Interest expense for the nine months ended September 27, 2014 is adjusted for $4.0 million for bridge loan financing costs related to the ATMI acquisition.
f)	Other expense, net for the three and nine months ended September 27, 2014 is adjusted for $(0.1) million and $0.1 million, respectively, for deal costs related to the ATMI acquisition.
g)	Income tax (benefit) expense for the three and nine months ended September 27, 2014 is adjusted for $14.5 million and $48.4 million, respectively, related to the adjustments noted above and other items related to the ATMI acquisition and other matters.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended			Nine months ended
	September 27, 2014	September 28, 2013	June 28, 2014	September 27, 2014	September 28, 2013
Net sales	$273,054	$164,585	$251,578	$690,436	$507,199

Net (loss) income	$(1,068)	$17,807	$(14,669)	$(1,425)	$53,985
Adjustments to net income:

Equity in net loss of affiliates	40	—	50	90	—

Income tax (benefit) expense	(3,810)	5,139	(22,445)	(22,012)	17,853
Interest expense (income), net	10,096	(19)	12,345	22,247	(154)
Other expense (income), net	110	982	1,351	1,639	(1,141)

GAAP – Operating income (loss)	5,368	23,909	(23,368)	539	70,543
Charge for fair value mark-up of acquired inventory sold	24,293	—	24,293	48,586	—
Transaction-related costs	(30)	—	26,806	26,776	—
Deal costs	—	—	7,844	9,125	—
Integration costs	7,127	—	3,497	10,624	—
Contingent consideration fair value adjustment	—	(1,813)	(1,282)	(1,282)	(1,813)
Amortization of intangible assets	13,128	2,343	9,390	24,854	6,989

Adjusted operating income	49,886	24,439	47,180	119,222	75,719
Depreciation	14,130	7,205	11,043	33,005	21,812

Adjusted EBITDA	$64,016	$31,644	$58,223	$152,227	$97,531

Adjusted operating margin	18.3%	14.8%	18.8%	17.3%	14.9%
Adjusted EBITDA – as a % of net sales	23.4%	19.2%	23.1%	22.0%	19.2%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP (Loss) Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Nine months ended
	September 27, 2014	September 28, 2013	June 28, 2014	September 27, 2014	September 28, 2013
GAAP net (loss) income	$(1,068)	$17,807	$(14,669)	$(1,425)	$53,985

Adjustments to net (loss) income:

Charge for fair value mark-up of acquired inventory sold	24,293	—	24,293	48,586	—
Transaction-related costs	(30)	—	26,806	26,776	—
Deal costs	—	—	12,007	13,288	—
Integration costs	6,985	—	3,497	10,482	—
Contingent consideration fair value adjustment	—	(1,813)	(1,282)	(1,282)	(1,813)
Reclassification of cumulative translation adjustment associated with liquidated subsidiary	—	739	—	—	739
Amortization of intangible assets	13,128	2,343	9,390	24,854	6,989
Tax effect of adjustments to net income	(14,485)	(190)	(32,610)	(48,374)	(1,865)

Non-GAAP net income	$28,823	$18,886	$27,432	$72,905	$58,035

Diluted (loss) earnings per common share	$(0.01)	$0.13	$(0.11)	$(0.01)	$0.39
Effect of adjustments to net (loss) income	0.21	0.01	0.30	0.53	0.03
Diluted non-GAAP earnings per common share	$0.21	$0.14	$0.20	$0.52	$0.42

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